UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 6, 2008
(Date of Earliest Event Reported)

GAMMACAN INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-32835	33-0956433
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

39 Jerusalem St.
Kiryat Ono 55423 Israel
(Address of principal executive offices)

(972) (3) 738-2616 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01      Other Events

           On March 6, 2008, a press release was issued by the Registrant disclosing the results of a series of significant animal experiments confirming the effectiveness of IgG preparations derived from vitiligo donors against melanoma cells. Vitiligo-derived IgG preparations are the basis for the Registrant’s lead product candidate, VitiGam™.

          A copy of the Registrant’s press release is attached as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

99.1. Press Release, dated March 6, 2008.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2008

GAMMACAN INTERNATIONAL, INC.

By: /s/ Patrick Schnegelsberg
Name: Patrick N.J. Schnegelsberg
Title: Chief Executive Officer